UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2014 (May 27, 2014)
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Ave, Suite 1200, Irvine, CA		92614
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 864-8000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 27, 2013, Pacific Premier Bancorp, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”).  Set forth below are the four proposals that were voted on at 2014 Annual Meeting and the stockholder votes on each such proposal, as certified by the 2014 Annual Meeting inspector of election.  The Company’s stockholders approved each of the four proposals, which are described in detail in the Definitive Proxy Statement, as filed with the Securities and Exchange Commission on April 16, 2014.  Other than the four proposals set forth below and described in the Definitive Proxy Statement, no other item was submitted at the 2014 Annual Meeting for stockholder action.

On the record date for the 2014 Annual Meeting, there were 17,224,977 shares of Company common stock issued, outstanding and entitled to vote.  Stockholders holding 15,999,432 shares of Company common stock were present at the 2014 Annual Meeting, in person or represented by proxy.

Proposal 1:  Each nominee for director, as listed in the Definitive Proxy Statement, was elected to serve a one-year term.  The votes were as follows:*

Nominee	Votes For	Votes Against/Withheld	Broker Non-Votes
Kenneth A. Boudreau	12,062,544	209,427	3,727,461
John J. Carona	11,555,583	716,388	3,727,461
Steven R. Gardner	12,133,745	138,226	3,727,461
Joseph L. Garrett	12,151,711	120,260	3,727,461
John D. Goddard	12,021,386	250,585	3,727,461
Jeff C. Jones	12,094,904	177,067	3,727,461
Michael L. McKennon	12,108,880	163,091	3,727,461

Proposal 2:  The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, having received the following votes:**

For	Against	Abstain	Broker Non-Votes
10,808,341	1,413,516	50,114	3,727,461

Proposal 3:  To approve the amendment to the Company’s 2012 Long-Term Incentive Plan, having received the following votes:**

For	Against	Abstain	Broker Non-Votes
11,435,569	746,784	89,618	3,727,461

Proposal 4:  The appointment of Vavrinek, Trine, Day, & Co., LLP as independent auditors of the Company for the fiscal year ending December 31, 2014 was ratified, having received the following votes:**

For	Against	Abstain	Broker Non-Votes
14,652,868	158,121	11,625	1,176,818
___________
* The seven (7) director nominees who received the greatest number of votes cast for director nominees were elected. Withheld votes were not counted either “for” or “against” the nominee. Abstentions were not counted in the election of directors and did not affect the outcome.  The election of directors is considered a “non-routine” item upon which brokerage firms are not permitted to vote in their discretion on behalf of their clients if such clients did not furnished voting instructions. Therefore, broker “non-votes” were not considered in determining whether a nominee received the affirmative vote of a plurality of the shares.

** The affirmative vote of holders of at least the majority of the shares for which votes are cast at the 2014 Annual Meeting is required to approve this proposal.  Abstentions and broker non-votes were not counted as votes cast and, therefore, did not affect this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	May 28, 2014	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
President and Chief Executive Officer